Filed pursuant to Rule 497(e)
Registration Nos. 333-179562; 811-22668

Nationwide Nasdaq-100® Risk-Managed Income ETF (NUSI)
Nationwide S&P 500® Risk-Managed Income ETF (NSPI)
Nationwide Dow Jones® Risk-Managed Income ETF (NDJI)
Nationwide Russell 2000® Risk-Managed Income ETF (NTKI)

(each, a “Fund” and collectively, the “Funds”)

July 14, 2023

Supplement to the
Prospectus and Statement of Additional Information (“SAI”),
each dated December 15, 2022

The following information supplements and should be read in conjunction with the Funds’ Prospectus and SAI.

Effective on or about July 17, 2023, (i) the principal investment strategy of the Nationwide Russell 2000 Risk-Managed Income ETF (“NTKI”) will change from investing in a portfolio of the stocks included in the Russell 2000® Index to investing in the Vanguard Russell 2000 Index Fund ETF Shares (VTWO), which seeks to track the performance of the Russell 2000® Index, and (ii) NEOS Investment Management, LLC (“NEOS”) will replace Harvest Volatility Management, LLC (“Harvest”) as a sub-adviser to each of the Funds. The Funds’ management fees will not change.
On July 13, 2023, at the recommendation of the investment adviser to the Funds, Nationwide Fund Advisors (“Nationwide” or the “Adviser”), the Trust’s Board of Trustees (the “Board”) approved a new sub-advisory agreement among Nationwide, the Trust, on behalf of each Fund, and NEOS, pursuant to which NEOS will serve as sub-adviser to each Fund, effective on or about July 17, 2023. Pursuant to an Exemptive Order issued by the U.S. Securities and Exchange Commission, Nationwide may enter into new sub-advisory agreements, or amendments to sub-advisory agreements, on behalf of the Funds without shareholder approval, upon the approval of the Board. Accordingly, effective July 17, 2023, all references in the Prospectus and SAI to Harvest are replaced with NEOS. Following the change in sub-advisers, Curt Brockelman will no longer serve as a portfolio manager to any of the Funds; however, Troy Cates and Garrett Paolella will continue to serve as the Funds’ portfolio managers, each in his new role as Co-Founder, Managing Partner and Portfolio Manager of NEOS. All references to Mr. Brockelman in the Prospectus and SAI are hereby deleted.
Changes to NTKI’s Principal Investment Strategy
The first two paragraphs of the section entitled “Principal Investment Strategy” of the Prospectus for NTKI are deleted in their entirety and replaced with the following:
The Fund is an actively-managed exchange-traded fund (“ETF”) that seeks to achieve its investment objective principally by investing in (i) the Vanguard Russell 2000 Index Fund ETF Shares (VTWO) (the “Underlying ETF”), which seeks to track the performance of the Russell 2000® Index (the “Russell 2000” or the “Reference Index”) that measures the investment return of U.S.-listed small-capitalization equities, and (ii) an options collar (i.e., a mix of written (sold) call options and long (bought) put options) on the Russell 2000. The Fund seeks to generate high current income on a monthly basis from a combination of the dividends received from the Fund’s Underlying ETF holdings and the premiums earned from the options collar. The options collar seeks to generate a net-credit by receiving premium from the sale of the call options that is greater than the cost of buying the protective put options. The options collar is designed to reduce the Fund’s volatility and provide a measure of downside protection.
The Russell 2000 measures the performance of approximately 2,000 U.S. small capitalization companies. As of September 30, 2022, the Russell 2000 had significant exposure to companies in the financials, health care, and industrials sectors. The Fund, through its investment in the Underlying ETF, will concentrate its investments (i.e., hold more than 25% of its total assets) in a particular industry or group of industries to approximately the same extent that the Reference Index concentrates in an industry or group of industries.

The penultimate paragraph of the section entitled “Principal Investment Strategy” of the Prospectus for NTKI is deleted in its entirety and replaced with the following:
The Fund is considered to be non-diversified, which means that it may invest, including through its investment in the Underlying ETF, more of its assets in the securities of a single issuer or a smaller number of issuers, than if it were a diversified fund.
Changes to the NTKI’s Principal Investment Risks
In the section entitled “Principal Investment Risks” of the Prospectus for NTKI, each reference to the Fund’s direct investment in holdings of the Russell 2000 is replaced with a reference to the Fund’s investment in the Underlying ETF. In addition, High Portfolio Turnover Risk is deleted in its entirety, Investment Company Risk is added, as set forth below, and Correlation Risk is deleted in its entirety and replaced with the corresponding risk set forth below:
•Correlation Risk. The Fund invests a portion of its assets to replicate the holdings of the Russell 2000 through its investment in the Underlying ETF. The performance of such portion of the Fund and the Russell 2000 may differ from each other for a variety of reasons. For example, the Fund incurs operating expenses and portfolio transaction costs not incurred by the Russell 2000. In addition, the Fund, through its investment in the Underlying ETF, may not be fully invested in the securities of the Russell 2000 at all times or may hold securities not included in the Russell 2000.
•Investment Company Risk. The risks of investing in other investment companies typically reflect the risks of the types of instruments in which the investment companies invest. By investing in another investment company, the Fund becomes a shareholder of that investment company and bears its proportionate share of the fees and expenses of the other investment company. The Fund may be subject to statutory limits with respect to the amount it can invest in other ETFs, which may adversely affect the Fund’s ability to achieve its investment objective. Investments in ETFs are subject to the “ETF Risks” described above.
Changes to Additional Information about the Funds — Principal Investment Risks
In the section entitled “Additional Information About the Funds — Principal Investment Risks” of the Prospectus, each reference to NTKI’s direct investment in holdings of the Russell 2000 is replaced with a reference to the Fund’s investment in the Underlying ETF. In addition, High Portfolio Turnover Risk is deleted in its entirety, Investment Company Risk is added, as set forth below, and Correlation Risk is deleted in its entirety and replaced with the corresponding risk set forth below:
•Correlation Risk. Each Fund invests a portion of its assets to replicate the holdings of the applicable Reference Index. The Nationwide Russell 2000 Risk-Managed Income ETF seeks to replicate its Reference Index by investing in its Underlying ETF. The performance of such portion of the Fund and the applicable Reference Index may differ from each other for a variety of reasons. For example, a Fund incurs operating expenses and portfolio transaction costs not incurred by the applicable Reference Index. In addition, a Fund, including through its investment in the Underlying ETF, as applicable, may not be fully invested in the securities of the applicable Reference Index at all times or may hold securities not included in the applicable Reference Index. The use of sampling techniques may affect the Fund’s ability to achieve close correlation between the portion of the Fund invested in the applicable Reference Index constituents and the applicable Reference Index itself. With respect to each Fund except the Nationwide Russell 2000 Risk-Managed Income ETF, the Sub-Adviser does not expect to sell shares of an equity security due to current or projected underperformance of a security, industry, or sector, unless that security is removed from the applicable Reference Index.
•Investment Company Risk. (Russell 2000 Risk-Managed Income Fund only) The Fund may invest in shares of investment companies, such as ETFs, that invest in a wide range of instruments designed to track the performance of a particular securities market index (or sector of an index) or that are actively managed. The risks of investment in these securities typically reflect the risks of the types of instruments in which the investment company invests. When the Fund invests in investment company securities, shareholders of the Fund bear indirectly their proportionate share of their fees and expenses, as well as their share of the Fund’s fees and expenses. As a result, an investment by a Fund in an investment company will cause the Fund’s operating expenses (taking into account indirect expenses such as the fees and expenses of the investment company) to be higher and, in turn, performance to be lower than if it were to invest directly in the instruments underlying the investment company. Additionally, there may not be an active trading market available for shares of some ETFs. Shares of an ETF may also trade in the market at a premium or discount to their NAV.

Changes to the Funds’ Management — Sub-Adviser
The section entitled “Management — Sub-Adviser” of the Prospectus is deleted in its entirety and replaced with the following:
Sub-Adviser
NEOS Investment Management, LLC
The Trust and the Adviser have retained NEOS Investment Management, LLC to serve as sub-adviser for the Funds. The Sub-Adviser is responsible for the day-to-day management of the Funds, including the general management of the investment and reinvestment of the Funds’ assets and the selection of broker-dealers to execute purchase and sale transactions, subject to the supervision of the Adviser and the Board. The Sub-Adviser is a registered investment adviser with its principal office located at 13 Riverside Avenue, Westport, Connecticut 06880. The Sub-Adviser is a global asset management firm founded in 2022 and provides investment advisory services to registered investment companies.
For its services, the Sub-Adviser is paid a fee by the Adviser, which fee is calculated daily and paid monthly, at an annual rate based on the average daily net assets of each Risk-Managed Income Fund as follows:

Name of Fund	Sub-Advisory Fee
Nasdaq-100® Risk-Managed Income ETF	0.170% on the Fund’s assets to and including $150 million, 0.224% on the Fund’s assets from $150,000,001 to $300 million, and 0.340% on the Fund’s assets from $300,000,001 and above
S&P 500® Risk-Managed Income Fund Dow Jones® Risk-Managed Income Fund Russell 2000® Risk-Managed Income Fund	0.340% on the Fund’s assets to and including $150 million, 0.224% on the Fund’s assets from $150,000,001 to $300 million, and 0.170% on the Fund’s assets from $300,000,001 and above
The basis for the Board’s approval of the investment sub-advisory agreement will be available in the Funds’ annual report to shareholders for the period ended August 31, 2023.
Changes to the Funds’ Management — Sub-Adviser
The first three paragraphs under the section entitled “Investment Adviser and Sub-Adviser — Sub-Adviser” of the SAI are deleted in their entirety and replaced with the following:
Sub-Adviser — NEOS Investment Management, LLC
The Trust, on behalf of the Funds, and the Adviser have retained NEOS Investment Management, LLC (“NEOS” or the “Sub-Adviser”), located at 13 Riverside Avenue, Westport, Connecticut 06880, to serve as sub-adviser for the Funds. The Sub-Adviser is a registered investment adviser and Delaware limited liability company. The Sub-Adviser is a global asset management firm founded in 2022 and provides investment advisory services to registered investment companies. Garrett Paolella holds the controlling interest in NEOS through his indirect ownership of NEOS Investments LLC, the parent company of NEOS.
Pursuant to a Sub-Advisory Agreement among the Trust, the Adviser, and the Sub-Adviser, the Sub-Adviser is responsible for the day-to-day management of the Funds, including the general management of the investment and reinvestment of the Funds’ assets and the selection of broker-dealers to execute purchase and sale transactions, subject to the supervision of the Adviser and the Board. For the services it provides to the Funds, the Sub-Adviser is compensated by the Adviser from the management fees paid by the Funds to the Adviser.

Please retain this Supplement with your Prospectus and Statement of Additional Information.
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